EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Technologies to Showcase SolarWindow™ Technology at Advanced Energy 2013 in New York

Columbia, MD and NEW YORK – April 30, 2013 – New Energy Technologies, Inc. (OTCQB: NENE) has been selected to present at the Advanced Energy 2013 Conference on May 1st, 2013 at the Jacob K. Javits Convention Center in New York City, NY.

New Energy’s Vice President of Business & Technology Development, Mr. J. Patrick Thompson, will present his and the Company perspectives on improving building efficiency and energy autonomy, and an overview of SolarWindow™, a first-of-its-kind technology being developed to enable see-through windows to generate electricity, during the Advanced Photovoltaics-Technology session scheduled for 3:45 p.m. to 5 p.m. on Wednesday, May 1st. Mr. Thompson’s presentation will also be made available online after the conference on May 2nd at www.newenergytechnologiesinc.com.

Hosted by the Advanced Energy Research & Technology Center, providing innovative energy research, education, and technology deployment, the two-day event will feature keynote addresses and informational sessions focusing on every sector of the energy industry, with special emphasis on several key areas: smart grid, solar, offshore and onshore wind, battery and energy storage and energy cyber-security. New York City Mayor Michael Bloomberg, a longtime proponent of energy efficiency and sustainability, and Richard Kaufman, the nationally-prominent energy policy expert recently appointed Energy Chairman for New York State, will keynote the conference.

New Energy Technologies has achieved multiple breakthroughs in developing organic photovoltaic technologies to create electricity-generating, semi-transparent SolarWindow™ coatings, which will generate electricity on see-through windows. The patent-pending SolarWindow™ technology utilizes an organic solar array composed of ultra-small solar cells. These cells are fabricated using mostly hydrogen-carbon based materials.

Currently under development for eventual commercial deployment in the estimated 85 million commercial buildings and homes in America, SolarWindow™ technology is the subject of fourteen (14) patent filings and is the world’s first-of-its-kind technology capable of generating electricity on see-through glass windows. The importance of building integrated PV brings focus to the importance of deploying SolarWindow because “building-integrated and building-applied PV are set to achieve a compound annual growth rate of at least 41 per cent through 2016.

New Energy Technologies, Inc. is positioning itself and SolarWindow™ to becoming the standard for advanced window technology for high performance office buildings and skyscrapers. The replacement or retrofit of the current stock of windows with the advanced SolarWindow™ may result in an energy offset contribution to the overall energy equation.

The conference is organized by the Advanced Energy Research & Technology Center (www.AERTC.org), a partnership of academic institutions, energy providers and industrial corporations dedicated to innovative energy research, education and technology deployment. For more information on the Advanced Energy 2013 conference, please visit the conference website: http://www.aertc.org/conference2013.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 45 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 14 patent applications. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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http://www.newenergytechnologiesinc.com/media_relations.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.